UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-06569
Ivy Funds
(Exact name of registrant as specified in charter)

610 Market Street
Philadelphia, PA 19106
Registrant's telephone number, including area code:
(800) 523-1918
Date of fiscal year end:
June 30
Date of reporting period:
June 30, 2024
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:
Delaware Ivy Wilshire Global Allocation Fund
Class A: IWGAX
Annual shareholder report | June 30, 2024
This annual shareholder report contains important information about Delaware Ivy Wilshire Global Allocation Fund (Fund) for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at delawarefunds.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$63	0.60%
Management’s discussion of Fund performance
Performance highlights
Delaware Ivy Wilshire Global Allocation Fund (Class A) returned 10.40% (excluding sales charge) for the 12 months ended June 30, 2024. During the same period, the MSCI ACWI (All Country World Index) Index (net), MSCI ACWI Index (gross), and Bloomberg US Aggregate Index, the Fund's broad-based securities market indices, returned 19.38%, 19.92%, and 2.63%, respectively, while the current blended benchmark*, the Fund's narrowly based securities market index, returned 14.08%.
Top contributors to performance:
Slowing inflation and rallying global equity markets were the primary drivers of performance.
Domestic large-cap growth and large-cap blend investment styles performed the strongest and contributed the most to Fund returns.
Delaware Ivy Large Cap Growth Fund was the largest contributor to performance for the year.
Top detractors from performance:
Although inflation rates fell, concerns regarding the persistence of inflation kept global interest rates high.
Although generally positive, global fixed income results were anemic when compared with global equities as rising interest rates served as a headwind to returns for funds that invest in most types of fixed income.
The since-liquidated Delaware Ivy Total Return Bond Fund was the largest detractor from performance for the year.
*The blended benchmark is computed using a combination of 65% MSCI ACWI Index (net) / 35% Bloomberg Multiverse Index (USD Hedged).
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and multiple narrowly based securities market indices for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period June 30, 2014 through June 30, 2024
Average annual total returns (as of June 30, 2024)	1 year	5 year	10 year
Delaware Ivy Wilshire Global Allocation Fund (Class A)–including sales charge	4.01%	4.63%	2.44%
Delaware Ivy Wilshire Global Allocation Fund (Class A)–excluding sales charge	10.40%	5.87%	3.05%
MSCI ACWI Index (net)	19.38%	10.76%	8.43%
MSCI ACWI Index (gross)	19.92%	11.28%	8.99%
Bloomberg US Aggregate Index	2.63%	-0.23%	1.35%
65% MSCI ACWI Index (net) / 35% Bloomberg Multiverse Index (USD Hedged)	14.08%	7.28%	6.41%
Bloomberg Multiverse Index (USD Hedged)	4.49%	0.38%	2.13%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit delawarefunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
In connection with new regulatory requirements, effective the date of this report, the Fund changed its broad-based securities market benchmark index to the MSCI ACWI Index and the Bloomberg US Aggregate Index. Although the Fund will continue to show the performance of the blended benchmark for comparative purposes, the MSCI ACWI Index and the Bloomberg US Aggregate Index can be considered more broadly representative of the overall securities market applicable to the Fund.
Fund statistics (as of June 30, 2024)
Fund net assets	$510,457,207
Total number of portfolio holdings	15
Total advisory fees paid	$329,073
Portfolio turnover rate	46%

Fund holdings (as of June 30, 2024)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Affiliated Mutual Funds	99.58%
Fixed Income Funds	36.50%
Global / International Equity Funds	24.65%
US Equity Funds	38.43%
Short-Term Investments	0.52%
Common Stocks	0.01%
Top 10 underlying funds
Delaware Ivy International Core Equity Fund Class R6	22.61%
Delaware Ivy Global Bond Fund Class R6	16.44%
Delaware Diversified Income Fund Class R6	16.06%
Delaware Ivy Large Cap Growth Fund Class R6	11.56%
Delaware Ivy Core Equity Fund Class R6	11.24%
Delaware Value Fund Class R6	10.71%
Delaware Small Cap Core Fund Class R6	2.99%
Delaware Ivy Systematic Emerging Markets Equity Fund Class R6	2.04%
Delaware Emerging Markets Debt Corporate Fund Institutional Class	2.00%
Delaware Limited-Term Diversified Income Fund Class R6	2.00%
Material Fund changes
For the fiscal year ended June 30, 2024, the Fund’s total annual operating expenses for Class A increased from 0.49% to 0.60%.
This is a summary of certain changes to the Fund since the beginning of the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at delawarefunds.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can find additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at delawarefunds.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800 523-1918 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For more information, please scan the QR code at left to navigate to additional hosted material at delawarefunds.com/literature.
(3746562)

Delaware Ivy Wilshire Global Allocation Fund
Class C: IWGCX
Annual shareholder report | June 30, 2024
This annual shareholder report contains important information about Delaware Ivy Wilshire Global Allocation Fund (Fund) for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at delawarefunds.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
What were the Fund's costs for the last 12 months?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$141	1.35%
Management’s discussion of Fund performance
Performance highlights
Delaware Ivy Wilshire Global Allocation Fund (Class C) returned 9.58% (excluding sales charge) for the 12 months ended June 30, 2024. During the same period, the MSCI ACWI (All Country World Index) Index (net), MSCI ACWI Index (gross), and Bloomberg US Aggregate Index, the Fund's broad-based securities market indices, returned 19.38%, 19.92%, and 2.63%, respectively, while the current blended benchmark*, the Fund's narrowly based securities market index, returned 14.08%.
Top contributors to performance:
Slowing inflation and rallying global equity markets were the primary drivers of performance.
Domestic large-cap growth and large-cap blend investment styles performed the strongest and contributed the most to Fund returns.
Delaware Ivy Large Cap Growth Fund was the largest contributor to performance for the year.
Top detractors from performance:
Although inflation rates fell, concerns regarding the persistence of inflation kept global interest rates high.
Although generally positive, global fixed income results were anemic when compared with global equities as rising interest rates served as a headwind to returns for funds that invest in most types of fixed income.
The since-liquidated Delaware Ivy Total Return Bond Fund was the largest detractor from performance for the year.
*The blended benchmark is computed using a combination of 65% MSCI ACWI Index (net) / 35% Bloomberg Multiverse Index (USD Hedged).
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and multiple narrowly based securities market indices for the same period.
Growth of $10,000 investment
For the period June 30, 2014 through June 30, 2024
Average annual total returns (as of June 30, 2024)	1 year	5 year	10 year
Delaware Ivy Wilshire Global Allocation Fund (Class C)–including sales charge	8.58%	5.01%	2.39%
Delaware Ivy Wilshire Global Allocation Fund (Class C)–excluding sales charge	9.58%	5.01%	2.39%
MSCI ACWI Index (net)	19.38%	10.76%	8.43%
MSCI ACWI Index (gross)	19.92%	11.28%	8.99%
Bloomberg US Aggregate Index	2.63%	-0.23%	1.35%
65% MSCI ACWI Index (net) / 35% Bloomberg Multiverse Index (USD Hedged)	14.08%	7.28%	6.41%
Bloomberg Multiverse Index (USD Hedged)	4.49%	0.38%	2.13%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit delawarefunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
In connection with new regulatory requirements, effective the date of this report, the Fund changed its broad-based securities market benchmark index to the MSCI ACWI Index and the Bloomberg US Aggregate Index. Although the Fund will continue to show the performance of the blended benchmark for comparative purposes, the MSCI ACWI Index and the Bloomberg US Aggregate Index can be considered more broadly representative of the overall securities market applicable to the Fund.
Fund statistics (as of June 30, 2024)
Fund net assets	$510,457,207
Total number of portfolio holdings	15
Total advisory fees paid	$329,073
Portfolio turnover rate	46%

Fund holdings (as of June 30, 2024)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Affiliated Mutual Funds	99.58%
Fixed Income Funds	36.50%
Global / International Equity Funds	24.65%
US Equity Funds	38.43%
Short-Term Investments	0.52%
Common Stocks	0.01%
Top 10 underlying funds
Delaware Ivy International Core Equity Fund Class R6	22.61%
Delaware Ivy Global Bond Fund Class R6	16.44%
Delaware Diversified Income Fund Class R6	16.06%
Delaware Ivy Large Cap Growth Fund Class R6	11.56%
Delaware Ivy Core Equity Fund Class R6	11.24%
Delaware Value Fund Class R6	10.71%
Delaware Small Cap Core Fund Class R6	2.99%
Delaware Ivy Systematic Emerging Markets Equity Fund Class R6	2.04%
Delaware Emerging Markets Debt Corporate Fund Institutional Class	2.00%
Delaware Limited-Term Diversified Income Fund Class R6	2.00%
Availability of additional information
You can find additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at delawarefunds.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800 523-1918 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For more information, please scan the QR code at left to navigate to additional hosted material at delawarefunds.com/literature.
(3746562)

Delaware Ivy Wilshire Global Allocation Fund
Class I: IWGIX
Annual shareholder report | June 30, 2024
This annual shareholder report contains important information about Delaware Ivy Wilshire Global Allocation Fund (Fund) for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at delawarefunds.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$37	0.35%
Management’s discussion of Fund performance
Performance highlights
Delaware Ivy Wilshire Global Allocation Fund (Class I) returned 10.75% (excluding sales charge) for the 12 months ended June 30, 2024. During the same period, the MSCI ACWI (All Country World Index) Index (net), MSCI ACWI Index (gross), and Bloomberg US Aggregate Index, the Fund's broad-based securities market indices, returned 19.38%, 19.92%, and 2.63%, respectively, while the current blended benchmark*, the Fund's narrowly based securities market index, returned 14.08%.
Top contributors to performance:
Slowing inflation and rallying global equity markets were the primary drivers of performance.
Domestic large-cap growth and large-cap blend investment styles performed the strongest and contributed the most to Fund returns.
Delaware Ivy Large Cap Growth Fund was the largest contributor to performance for the year.
Top detractors from performance:
Although inflation rates fell, concerns regarding the persistence of inflation kept global interest rates high.
Although generally positive, global fixed income results were anemic when compared with global equities as rising interest rates served as a headwind to returns for funds that invest in most types of fixed income.
The since-liquidated Delaware Ivy Total Return Bond Fund was the largest detractor from performance for the year.
*The blended benchmark is computed using a combination of 65% MSCI ACWI Index (net) / 35% Bloomberg Multiverse Index (USD Hedged).
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and multiple narrowly based securities market indices for the same period.
Growth of $10,000 investment
For the period June 30, 2014 through June 30, 2024
Average annual total returns (as of June 30, 2024)	1 year	5 year	10 year
Delaware Ivy Wilshire Global Allocation Fund (Class I)–including sales charge	10.75%	6.18%	3.37%
Delaware Ivy Wilshire Global Allocation Fund (Class I)–excluding sales charge	10.75%	6.18%	3.37%
MSCI ACWI Index (net)	19.38%	10.76%	8.43%
MSCI ACWI Index (gross)	19.92%	11.28%	8.99%
Bloomberg US Aggregate Index	2.63%	-0.23%	1.35%
65% MSCI ACWI Index (net) / 35% Bloomberg Multiverse Index (USD Hedged)	14.08%	7.28%	6.41%
Bloomberg Multiverse Index (USD Hedged)	4.49%	0.38%	2.13%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit delawarefunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
In connection with new regulatory requirements, effective the date of this report, the Fund changed its broad-based securities market benchmark index to the MSCI ACWI Index and the Bloomberg US Aggregate Index. Although the Fund will continue to show the performance of the blended benchmark for comparative purposes, the MSCI ACWI Index and the Bloomberg US Aggregate Index can be considered more broadly representative of the overall securities market applicable to the Fund.
Fund statistics (as of June 30, 2024)
Fund net assets	$510,457,207
Total number of portfolio holdings	15
Total advisory fees paid	$329,073
Portfolio turnover rate	46%

Fund holdings (as of June 30, 2024)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Affiliated Mutual Funds	99.58%
Fixed Income Funds	36.50%
Global / International Equity Funds	24.65%
US Equity Funds	38.43%
Short-Term Investments	0.52%
Common Stocks	0.01%
Top 10 underlying funds
Delaware Ivy International Core Equity Fund Class R6	22.61%
Delaware Ivy Global Bond Fund Class R6	16.44%
Delaware Diversified Income Fund Class R6	16.06%
Delaware Ivy Large Cap Growth Fund Class R6	11.56%
Delaware Ivy Core Equity Fund Class R6	11.24%
Delaware Value Fund Class R6	10.71%
Delaware Small Cap Core Fund Class R6	2.99%
Delaware Ivy Systematic Emerging Markets Equity Fund Class R6	2.04%
Delaware Emerging Markets Debt Corporate Fund Institutional Class	2.00%
Delaware Limited-Term Diversified Income Fund Class R6	2.00%
Material Fund changes
For the fiscal year ended June 30, 2024, the Fund’s total annual operating expenses for Class I increased from 0.19% to 0.35%.
This is a summary of certain changes to the Fund since the beginning of the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at delawarefunds.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can find additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at delawarefunds.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800 523-1918 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For more information, please scan the QR code at left to navigate to additional hosted material at delawarefunds.com/literature.
(3746562)

Delaware Ivy Wilshire Global Allocation Fund
Class R6: IWGNX
Annual shareholder report | June 30, 2024
This annual shareholder report contains important information about Delaware Ivy Wilshire Global Allocation Fund (Fund) for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at delawarefunds.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
What were the Fund's costs for the last 12 months?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$21	0.20%
Management’s discussion of Fund performance
Performance highlights
Delaware Ivy Wilshire Global Allocation Fund (Class R6) returned 10.71% (excluding sales charge) for the 12 months ended June 30, 2024. During the same period, the MSCI ACWI (All Country World Index) Index (net), MSCI ACWI Index (gross), and Bloomberg US Aggregate Index, the Fund's broad-based securities market indices, returned 19.38%, 19.92%, and 2.63%, respectively, while the current blended benchmark*, the Fund's narrowly based securities market index, returned 14.08%.
Top contributors to performance:
Slowing inflation and rallying global equity markets were the primary drivers of performance.
Domestic large-cap growth and large-cap blend investment styles performed the strongest and contributed the most to Fund returns.
Delaware Ivy Large Cap Growth Fund was the largest contributor to performance for the year.
Top detractors from performance:
Although inflation rates fell, concerns regarding the persistence of inflation kept global interest rates high.
Although generally positive, global fixed income results were anemic when compared with global equities as rising interest rates served as a headwind to returns for funds that invest in most types of fixed income.
The since-liquidated Delaware Ivy Total Return Bond Fund was the largest detractor from performance for the year.
*The blended benchmark is computed using a combination of 65% MSCI ACWI Index (net) / 35% Bloomberg Multiverse Index (USD Hedged).
Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years (or period) of the Class for the life of the Class. It also assumes a $10,000 initial investment at the Class's inception date in multiple broad-based securities market indices and multiple narrowly based securities market indices for the same period.
Growth of $10,000 investment
For the period February 26, 2018 (Class R6's inception) through June 30, 2024
Average annual total returns (as of June 30, 2024)	1 year	5 year	Since Inception (2/26/18)
Delaware Ivy Wilshire Global Allocation Fund (Class R6)–including sales charge	10.71%	6.21%	5.05%
Delaware Ivy Wilshire Global Allocation Fund (Class R6)–excluding sales charge	10.71%	6.21%	5.05%
MSCI ACWI Index (net)	19.38%	10.76%	8.72%
MSCI ACWI Index (gross)	19.92%	11.28%	9.27%
Bloomberg US Aggregate Index	2.63%	-0.23%	7.09%
65% MSCI ACWI Index (net) / 35% Bloomberg Multiverse Index (USD Hedged)	14.08%	7.28%	6.47%
Bloomberg Multiverse Index (USD Hedged)	4.49%	0.38%	1.65%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit delawarefunds.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
In connection with new regulatory requirements, effective the date of this report, the Fund changed its broad-based securities market benchmark index to the MSCI ACWI Index and the Bloomberg US Aggregate Index. Although the Fund will continue to show the performance of the blended benchmark for comparative purposes, the MSCI ACWI Index and the Bloomberg US Aggregate Index can be considered more broadly representative of the overall securities market applicable to the Fund.
Fund statistics (as of June 30, 2024)
Fund net assets	$510,457,207
Total number of portfolio holdings	15
Total advisory fees paid	$329,073
Portfolio turnover rate	46%

Fund holdings (as of June 30, 2024)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Affiliated Mutual Funds	99.58%
Fixed Income Funds	36.50%
Global / International Equity Funds	24.65%
US Equity Funds	38.43%
Short-Term Investments	0.52%
Common Stocks	0.01%
Top 10 underlying funds
Delaware Ivy International Core Equity Fund Class R6	22.61%
Delaware Ivy Global Bond Fund Class R6	16.44%
Delaware Diversified Income Fund Class R6	16.06%
Delaware Ivy Large Cap Growth Fund Class R6	11.56%
Delaware Ivy Core Equity Fund Class R6	11.24%
Delaware Value Fund Class R6	10.71%
Delaware Small Cap Core Fund Class R6	2.99%
Delaware Ivy Systematic Emerging Markets Equity Fund Class R6	2.04%
Delaware Emerging Markets Debt Corporate Fund Institutional Class	2.00%
Delaware Limited-Term Diversified Income Fund Class R6	2.00%
Availability of additional information
You can find additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at delawarefunds.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800 523-1918 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For more information, please scan the QR code at left to navigate to additional hosted material at delawarefunds.com/literature.
(3746562)

(b)	Not applicable

Item 2.	Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not, other than in his or her capacity as a member of the Board of Trustees or any committee thereof, (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Frances Sevilla-Sacasa, Chair

Christianna Wood

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,400 for 2024 and $46,874 for 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2023.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,797 for 2024 and $10,968 for 2023. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)(1)

The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services

Statutory audits or financial audits for new Funds	up to $50,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate

Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate

Tax Services

U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate

U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund

Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services

Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $17,300,000 for 2024 and $24,428,000 for 2023.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Financial Statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file its most recent annual or semi-annual financial statements required, and for the periods specified, by Regulation S-X.

The annual financial statements are attached herewith.

(b)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file the information required by Item 13 of Form N-1A.

The Financial Highlights are attached herewith.

Delaware Ivy Wilshire Global Allocation Fund
Financial statements and other information
For the year ended June 30, 2024
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.
You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®
Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM’s public markets businesses trace their roots to 1929 and partner with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.
If you are interested in learning more about creating an investment plan, contact your financial advisor.
You can learn more about Delaware Funds or obtain a prospectus for Delaware Ivy Wilshire Global Allocation Fund at delawarefunds.com/literature.
Manage your account online
• Check your account balance and transactions
• View statements and tax forms
• Make purchases and redemptions
Visit delawarefunds.com/account-access.
Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.
The Fund is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
The Fund is governed by US laws and regulations.
This report of Financial statements and other information is for Delaware Ivy Wilshire Global Allocation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Fund’s current prospectus or summary prospectus. These documents are available at delawarefunds.com/literature.
Unless otherwise noted, views expressed herein are current as of June 30, 2024, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.
The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.
All third-party marks cited are the property of their respective owners.
© 2024 Macquarie Management Holdings, Inc.

Consolidated schedule of investments
Delaware Ivy Wilshire Global Allocation Fund	June 30, 2024
	Number of shares	Value (US $)
Common Stocks — 0.01%
Consumer Discretionary — 0.01%
Media Group Holdings Series H <<, =, †	72,709	$ 61,461
Media Group Holdings Series T <<, =, †	9,113	0
		61,461
Consumer Staples — 0.00%
COTA Series B =, †, π	146	0
		0
Total Common Stocks (cost $72,799,262)		61,461

Affiliated Mutual Funds — 99.58%<<
Fixed Income Funds — 36.50%
Delaware Diversified Income Fund Class R6	10,886,858	81,978,042
Delaware Emerging Markets Debt Corporate Fund Institutional Class	1,353,438	10,231,992
Delaware Ivy Global Bond Fund Class R6	9,293,212	83,917,699
Delaware Limited-Term Diversified Income Fund Class R6	1,310,270	10,207,002
		186,334,735
Global / International Equity Funds — 24.65%
Delaware Ivy International Core Equity Fund Class R6	5,428,417	115,408,148
Delaware Ivy Systematic Emerging Markets Equity Fund Class R6	502,670	10,395,216
		125,803,364
US Equity Funds — 38.43%
Delaware Ivy Core Equity Fund Class R6	2,634,634	57,382,336
Delaware Ivy Large Cap Growth Fund Class R6	1,543,757	59,017,811
Delaware Ivy Mid Cap Growth Fund Class R6	158,155	4,913,876
Delaware Opportunity Fund Class R6	139,935	4,911,715
Delaware Small Cap Core Fund Class R6	542,098	15,238,365
Delaware Value Fund Class R6	3,179,015	54,679,066
		196,143,169
Total Affiliated Mutual Funds (cost $441,890,020)		508,281,268

Short-Term Investments — 0.52%
Money Market Mutual Funds — 0.52%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.21%)	663,139	663,139
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	663,139	663,139

Consolidated schedule of investments
Delaware Ivy Wilshire Global Allocation Fund
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.35%)	663,139	$ 663,139
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	663,140	663,140
Total Short-Term Investments (cost $2,652,557)		2,652,557
Total Value of Securities—100.11% (cost $517,341,839)		$510,995,286
<<	Affiliated company. See Note 2 in “Notes to consolidated financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to consolidated financial statements.”
†	Non-income producing security.
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2024, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets. See table below for additional details on restricted securities.
Restricted Securities
Investments	Date of Acquisition	Cost	Value
COTA Series B	9/11/14	$3,237,686	$—
See accompanying notes, which are an integral part of the financial statements.

Consolidated statement of assets and liabilities
Delaware Ivy Wilshire Global Allocation Fund	June 30, 2024
Assets:
Investments, at value*	$2,652,557
Investments of affiliated issuers, at value**	508,342,729
Cash	48,679
Receivable for securities sold	580,422
Receivable for fund shares sold	417,095
Dividends and interest receivable	337,912
Prepaid expenses	14,352
Other assets	9,477
Total Assets	512,403,223
Liabilities:
Payable for fund shares redeemed	1,003,210
Other accrued expenses	426,283
Payable for securities purchased	325,798
Distribution fees payable to affiliates	86,409
IRS compliance fee for foreign withholding tax claims (see Note 1)	77,212
Investment management fees payable to affiliates	27,104
Total Liabilities	1,946,016
Total Net Assets	$510,457,207

Net Assets Consist of:
Paid-in capital	$546,277,420
Total distributable earnings (loss)	(35,820,213)
Total Net Assets	$510,457,207

Consolidated statement of assets and liabilities
Delaware Ivy Wilshire Global Allocation Fund

Net Asset Value

Class A:
Net assets	$407,382,234
Shares of beneficial interest outstanding, unlimited authorization, no par	51,413,548
Net asset value per share	$7.92
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$8.40

Class C:
Net assets	$2,620,326
Shares of beneficial interest outstanding, unlimited authorization, no par	356,673
Net asset value per share	$7.35

Class I:
Net assets	$100,406,019
Shares of beneficial interest outstanding, unlimited authorization, no par	12,458,520
Net asset value per share	$8.06

Class R6:
Net assets	$48,628
Shares of beneficial interest outstanding, unlimited authorization, no par	6,137
Net asset value per share	$7.92
*Investments, at cost	$5,890,244
**Investments of affiliated issuers, at cost	511,451,595
See accompanying notes, which are an integral part of the financial statements.

Consolidated statement of operations
Delaware Ivy Wilshire Global Allocation Fund	Year ended June 30, 2024
Investment Income:
Dividends from affiliated investments	$12,750,104
Dividends	90,304
Interest from affiliated investments	78,608
IRS compliance fee for foreign withholding tax claims (see Note 1)	(77,212)
12,841,804

Expenses:
Management fees	329,073
Distribution expenses — Class A	1,062,274
Distribution expenses — Class C	28,145
Dividend disbursing and transfer agent fees and expenses	873,864
Accounting and administration expenses	185,149
Reports and statements to shareholders expenses	180,830
Registration fees	124,069
Trustees’ fees	60,180
Legal fees	48,814
Audit and tax fees	32,644
Custodian fees	4,063
Other	46,411
2,975,516
Less expenses paid indirectly	(1,915)
Total operating expenses	2,973,601
Net Investment Income (Loss)	9,868,203

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	143,583
Affiliated investments	(3,043,994)
Capital gain distributions received from investments in affiliated investments	12,410,657
Net realized gain (loss)	9,510,246

Net change in unrealized appreciation (depreciation) on:
Investments	(3,237,687)
Affiliated investments	36,254,097
Net change in unrealized appreciation (depreciation)	33,016,410
Net Realized and Unrealized Gain (Loss)	42,526,656
Net Increase (Decrease) in Net Assets Resulting from Operations	$52,394,859
See accompanying notes, which are an integral part of the financial statements.

Consolidated statements of changes in net assets
Delaware Ivy Wilshire Global Allocation Fund
	Year ended
	6/30/24	6/30/23
Increase in Net Assets from Operations:
Net investment income (loss)	$9,868,203	$12,035,547
Net realized gain (loss)	9,510,246	39,526,650
Net change in unrealized appreciation (depreciation)	33,016,410	8,815,372
Net increase (decrease) in net assets resulting from operations	52,394,859	60,377,569

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(26,808,147)	(47,090,256)
Class C	(171,249)	(340,657)
Class I	(7,479,348)	(16,644,460)
Class R6	(3,748)	(6,369)
	(34,462,492)	(64,081,742)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	9,128,489	15,008,257
Class C	226,152	546,416
Class I	14,374,228	30,700,906
Class R6	—	9,695

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	26,794,966	47,021,010
Class C	171,249	340,651
Class I	7,475,257	16,644,167
Class R6	3,748	6,369
	58,174,089	110,277,471

	Year ended
	6/30/24	6/30/23
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(101,548,901)	$(141,049,571)
Class C	(1,044,757)	(1,714,048)
Class I	(65,207,115)	(110,489,093)
Class R6	(25,002)	(7)
	(167,825,775)	(253,252,719)
Decrease in net assets derived from capital share transactions	(109,651,686)	(142,975,248)
Net Decrease in Net Assets	(91,719,319)	(146,679,421)

Net Assets:
Beginning of year	602,176,526	748,855,947
End of year	$510,457,207	$602,176,526
See accompanying notes, which are an integral part of the financial statements.

Consolidated financial highlights
Delaware Ivy Wilshire Global Allocation Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Expense ratio excluding litigation expenses reimbursement was 0.38%.
See accompanying notes, which are an integral part of the financial statements.

Year ended
6/30/24	6/30/23	6/30/22	6/30/21	6/30/20
$7.65	$7.73	$9.71	$7.84	$8.11

0.14	0.13	0.14	0.15	0.17
0.63	0.57	(1.48)	1.99	(0.07)
0.77	0.70	(1.34)	2.14	0.10

(0.14)	(0.16)	(0.27)	(0.15)	(0.18)
(0.36)	(0.62)	(0.37)	(0.12)	(0.19)
(0.50)	(0.78)	(0.64)	(0.27)	(0.37)

$7.92	$7.65	$7.73	$9.71	$7.84

10.40%	9.76%[3]	(14.78%)[3]	27.59%[3]	0.95%[3]

$407,382	$458,906	$540,381	$756[4]	$686[4]
0.60%	0.49%	0.38%	0.32%[6]	0.38%
0.60%	0.52%	0.51%	0.35%	0.42%
1.76%	1.75%	1.53%	1.65%	2.12%
1.76%	1.72%	1.40%	1.62%	2.08%
46%	48%	28%	20%	33%

Consolidated financial highlights
Delaware Ivy Wilshire Global Allocation Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Expense ratio excluding litigation expenses reimbursement was 1.19%.
See accompanying notes, which are an integral part of the financial statements.

Year ended
6/30/24	6/30/23	6/30/22	6/30/21	6/30/20
$7.14	$7.24	$9.12	$7.39	$7.68

0.07	0.08	0.06	0.08	0.10
0.59	0.51	(1.37)	1.86	(0.08)
0.66	0.59	(1.31)	1.94	0.02

(0.09)	(0.07)	(0.20)	(0.09)	(0.12)
(0.36)	(0.62)	(0.37)	(0.12)	(0.19)
(0.45)	(0.69)	(0.57)	(0.21)	(0.31)

$7.35	$7.14	$7.24	$9.12	$7.39

9.58%	8.84%[3]	(15.33%)[3]	26.45%[3]	0.02%[3]

$2,620	$3,189	$4,056	$7[4]	$8[4]
1.35%	1.29%	1.21%	1.13%[6]	1.20%
1.35%	1.33%	1.26%	1.16%	1.23%
1.01%	1.12%	0.70%	0.96%	1.32%
1.01%	1.08%	0.65%	0.93%	1.29%
46%	48%	28%	20%	33%

Consolidated financial highlights
Delaware Ivy Wilshire Global Allocation Fund Class I
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Expense ratio excluding litigation expenses reimbursement was 0.08%.
See accompanying notes, which are an integral part of the financial statements.

Year ended
6/30/24	6/30/23	6/30/22	6/30/21	6/30/20
$7.77	$7.85	$9.85	$7.94	$8.22

0.16	0.16	0.17	0.18	0.20
0.65	0.57	(1.50)	2.02	(0.09)
0.81	0.73	(1.33)	2.20	0.11

(0.16)	(0.19)	(0.30)	(0.17)	(0.20)
(0.36)	(0.62)	(0.37)	(0.12)	(0.19)
(0.52)	(0.81)	(0.67)	(0.29)	(0.39)

$8.06	$7.77	$7.85	$9.85	$7.94

10.75%	10.04%[3]	(14.51%)[3]	28.09%[3]	1.13%[3]

$100,406	$140,014	$204,367	$371[4]	$339[4]
0.35%	0.19%	0.08%	0.03%[6]	0.07%
0.35%	0.22%	0.13%	0.06%	0.12%
2.01%	2.00%	1.86%	1.95%	2.42%
2.01%	1.97%	1.81%	1.92%	2.37%
46%	48%	28%	20%	33%

Consolidated financial highlights
Delaware Ivy Wilshire Global Allocation Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
6/30/24	6/30/23	6/30/22	6/30/21	6/30/20
$7.66	$7.75	$9.72	$7.84	$8.12

0.17	0.18	0.16	0.18	0.19
0.62	0.54	(1.46)	1.99	(0.08)
0.79	0.72	(1.30)	2.17	0.11

(0.17)	(0.19)	(0.30)	(0.17)	(0.20)
(0.36)	(0.62)	(0.37)	(0.12)	(0.19)
(0.53)	(0.81)	(0.67)	(0.29)	(0.39)

$7.92	$7.66	$7.75	$9.72	$7.84

10.71%	10.12%[3]	(14.39%)[3]	28.06%[3]	1.14%[3]

$49	$68	$52	$—[4,5]	$—[4,5]
0.20%	0.18%	0.08%	0.02%	0.07%
0.20%	0.20%	0.11%	0.05%	0.10%
2.16%	2.39%	1.76%	2.04%	2.42%
2.16%	2.37%	1.73%	2.01%	2.39%
46%	48%	28%	20%	33%

Notes to consolidated financial statements
Delaware Ivy Wilshire Global Allocation Fund	June 30, 2024
Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 22 series. The consolidated financial statements and the related notes pertain to Delaware Ivy Wilshire Global Allocation Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class I, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class I and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.
Basis of Consolidation  — Ivy WGA III (SBP), LLC (the “Company”), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Fund. The Company acts as an investment vehicle for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Company. The consolidated financial statements include the accounts of the Fund and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Company comprising the entire issued share capital of the Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Company. As of June 30, 2024, the total value of investment funds held by the Company is $60,388, or approximately 0.01% of the Fund’s net assets.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date.

Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as the Fund’s valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC as the Valuation Designee for each fund to perform the fair value determination relating to all applicable Fund investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal Income Taxes —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended June 30, 2024, and for all open tax years (years ended June 30, 2021–June 30, 2023), and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Consolidated statement of operations.” During the year ended June 30, 2024, the Fund did not incur any interest or tax penalties.

Notes to consolidated financial statements
Delaware Ivy Wilshire Global Allocation Fund
1. Significant Accounting Policies (continued)
As a result of court cases involving several countries across the European Union, the Fund has filed tax reclaims in addition to treaty-based claims, in respect of previously withheld taxes on dividends earned (EU tax reclaims). These filings are subject to various administrative proceedings by each local jurisdiction's tax authority, as well as judicial proceedings. EU tax reclaim and associated interest entitlements that have be recognized, if any, are reflected as "Other income" in the "Consolidated statement of operations." Related receivables, if any, are reflected as EU tax reclaims receivable in the “Consolidated statement of assets and liabilities.” Generally unless fund management believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in the Fund's net asset value. EU tax reclaims and related interest entitlements recognized by the Fund, if any, reduce the amount of foreign taxes, if any, that the Fund may elect to pass-through to its shareholders from a US federal tax perspective. In certain circumstances and to the extent that EU tax reclaims recognized by the Fund were previously passed-through as foreign tax credits to its US taxable shareholders, the Fund may enter into a closing agreement with the US Internal Revenue Service (the IRS). Doing so will enable the Fund to quantify and remit its tax liability related to any recoveries (on behalf of its shareholders). Based on current guidance from the IRS, it is expected that the Fund will enter into a closing agreement with the IRS. Accordingly, estimated charges to the Fund's closing agreement liability are presented as a reduction of "IRS compliance fee for foreign withholding tax claims" in the "Consolidated statement of operations" and its estimated closing agreement liability are presented as "IRS compliance fee for foreign withholding tax claims" in the “Consolidated statement of assets and liabilities.”
The Company is subject to US federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.
The Company's income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):
Tax Expense/(Benefit):
	Current	Deferred	Total
Federal	$ —	$28,476	$28,476
State	—	406,255	406,255
Valuation allowance	—	(434,731)	(434,731)
Total Tax Expense/(Benefit)	$ —	$ —	$ —

Components of the Company's deferred tax assets and liabilities as of June 30, 2024 were as follows:
Deferred Tax Assets/(Liabilities):
Basis in partnerships	$9,948,593
Net operating loss	11,039,459
Other	4,529
Total net deferred tax asset/(liability) before valuation allowance	20,992,581
Less: valuation allowance	(20,992,581)
Net deferred tax asset/(liability)	$—
Net operating loss carryforwards are available to offset future taxable income of the Company. The Company had cumulative net operating loss carryforwards as of its most recent tax year ending June 30, 2024, of $45,059,016. Net operating loss carryforwards from 2014 – 2017 expire within 20 years and any net operating loss carryforwards from 2018 and forward do not expire as they pertain to federal income tax. Net operating loss carryforwards in Kansas expire starting in 2024.
The difference between the statutory income tax rate, 21%, and the actual effective tax rate, as reported for the year ended June 30, 2024, are as follows:
Pre-tax income/(loss) at the statutory rate	$28,476
Adjustment to prior year deferred taxes	—
State income tax expense, net of federal benefit	406,255
Less: valuation allowance	(434,731)
Total income tax expense/(benefit)	$—
The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on US tax returns filed since inception of the Company. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Tax Years June 30, 2021 and later are open to examination by federal and state tax authorities under the applicable statute of limitations.
Class Accounting  —  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Notes to consolidated financial statements
Delaware Ivy Wilshire Global Allocation Fund
1. Significant Accounting Policies (continued)
Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund may invest include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.
Use of Estimates — The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which the Fund invests are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income quarterly. The Fund declares and pays distributions from net realized gain on investments, if any, at least annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Consolidated statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the following annual rates as a percentage of average daily net assets:
For the Private Equity Segment: 0.70% of net assets of this segment up to $1 billion; 0.65% of net assets of this segment over $1 billion and up to $2 billion; 0.60% of net assets of this segment over $2 billion and up to $3 billion; and 0.55% of net assets of this segment over $3 billion.

For the Multi-Asset Segment, the Fund’s cash on hand and all other Fund assets other than the Private Equity Segment: 0.06% of net assets of this segment up to $500 million; 0.05% of net assets of this segment over $500 million and up to $1 billion; 0.04% of net assets of this segment over $1 billion and up to $2 billion; and 0.03% of net assets of this segment over $2 billion.
Under an agreement between DMC and Wilshire, Wilshire serves as sub-adviser to the Fund. The sub-adviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of DMC and the oversight of the Board. DMC pays all applicable costs of the sub-adviser.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC's annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Consolidated statement of operations” under “Accounting and administration expenses.” For the year ended June 30, 2024, the Fund paid $25,539 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s  fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Consolidated statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended June 30, 2024, the Fund paid $35,522 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Consolidated statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% and 1.00% of the average daily net assets of the Class A and Class C shares, respectively. The fees are calculated daily and paid monthly. Class I and Class R6 shares do not pay 12b-1 fees.

Notes to consolidated financial statements
Delaware Ivy Wilshire Global Allocation Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended June 30, 2024, the Fund paid $15,787 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Consolidated statement of operations” under “Legal fees.”
For the year ended June 30, 2024, DDLP earned $32,188 for commissions on sales of the Fund’s Class A shares. For the year ended June 30, 2024, DDLP received gross CDSC commissions of $1,476 and $580 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.
Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

A summary of the transactions in affiliated companies during the year ended June 30, 2024 was as follows:
	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities
Corporate Bond—0.00%
COTA Series D*	$867,700	$—	$(6,396,765)**	$—	$5,529,065
Total	$867,700	$—	$(6,396,765)	$—	$5,529,065
Common Stocks—0.01%
COTA Series B	$—	$3,237,687**	$—	$—	$(3,237,687)
Media Group Holdings Series H	—	—	(92,650)	—	154,111
Media Group Holdings Series T	—	—	—	—	—
	$—	$3,237,687	$(92,650)	$—	$(3,083,576)
Affiliated Mutual Funds—99.58%
Delaware Diversified Income Fund Class R6	$—	$85,393,792	$(4,278,666)	$8,017	$854,899
Delaware Emerging Markets Debt Corporate Fund Class R6	—	13,045,360	(2,994,638)	(23,124)	204,394
Delaware Global Real Estate Fund Class R6	11,830,637	758,019	(12,858,560)	(1,032,423)	1,302,327
Delaware International Equity Fund II Class R6	26,004,419	3,098,512	(28,399,207)	3,944,185	(4,647,909)
Delaware Mid Cap Growth Equity Fund Class R6	—	6,458,592	(6,899,356)	440,764	—
Delaware Ivy Core Bond Fund Class R6	57,869,365	3,884,384	(60,711,116)	(8,437,528)	7,394,895
Delaware Ivy Core Equity Fund Class R6	53,903,560	12,108,757	(15,465,911)	841,630	5,994,300
Delaware Ivy Emerging Markets Local Currency Debt Fund Class R6	11,958,297	—	(11,962,949)	(434,568)	439,220
Delaware Ivy Global Bond Fund Class R6	74,709,786	32,214,538	(24,801,164)	(2,702,522)	4,497,061
Delaware Ivy Government Securities Fund Class R6	22,938,068	16,091,284	(38,122,374)	(2,455,142)	1,548,164
Delaware Ivy International Core Equity Fund Class R6	87,160,906	58,497,804	(38,597,901)	523,929	7,823,410
Delaware Ivy International Small Cap Fund Class R6	18,100,860	—	(18,050,576)	(657,926)	607,642

Notes to consolidated financial statements
Delaware Ivy Wilshire Global Allocation Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities
Delaware Ivy Large Cap Growth Fund Class R6	77,462,714	$2,133,146	$(32,853,608)	$10,483,281	$1,792,278
Delaware Ivy Mid Cap Growth Fund Class R6	6,492,218	5,239,951	(6,607,894)	1,720,816	(1,931,215)
Delaware Ivy Systematic Emerging Markets Equity Fund Class R6	21,323,636	636,841	(12,835,088)	866,319	403,508
Delaware Ivy Total Return Bond Fund Class R6	17,269,115	700,957	(17,679,931)	(2,873,464)	2,583,323
Delaware Limited-Term Diversified Income Fund Class R6	$14,545,983	1,659,765	(6,151,419)	(48,845)	201,518
Delaware Opportunity Fund Class R6	6,231,634	339,003	(2,192,949)	(80,971)	614,998
Delaware Small Cap Core Fund Class R6	19,034,434	2,120,752	(6,596,753)	(170,820)	850,752
Delaware Value Fund Class R6	71,994,649	7,027,312	(21,424,649)	(2,955,602)	37,356
	$598,830,281	$251,408,769	$(369,484,709)	$(3,043,994)	$30,570,921
Total	$599,697,981	$254,646,456	$(375,974,124)	$(3,043,994)	$33,016,410
	Value, end of period	Shares	Interest/Dividend income	Capital gain distributions
Corporate Bond—0.00%
COTA Series D*	$—	—	$78,608	$—
Total	$—		$78,608	$—
Common Stocks—0.01%
COTA Series B	$—	—	$—	$—
Media Group Holdings Series	61,461	72,709	—	—
Media Group Holdings Series	—	9,113	—	—
	$61,461		$—	$—
Affiliated Mutual Funds—99.58%
Delaware Diversified Income Fund Class R6	$81,978,042	10,886,858	$725,506	$—
Delaware Emerging Markets Debt Corporate Fund Class R6	10,231,992	1,353,438	600,179	—
Delaware Global Real Estate Fund Class R6	—	—	61,806	—
Delaware International Equity Fund II Class R6	—	—	385,635	—
Delaware Mid Cap Growth Equity Fund Class R6	—	—	—	—

	Value, end of period	Shares	Interest/Dividend income	Capital gain distributions
Delaware Ivy Core Bond Fund Class R6	$—	—	$1,873,572	$—
Delaware Ivy Core Equity Fund Class R6	57,382,336	2,634,634	222,672	4,363,544
Delaware Ivy Emerging Markets Local Currency Debt Fund Class R6	—	—	—	—
Delaware Ivy Global Bond Fund Class R6	83,917,699	9,293,211	3,184,839	—
Delaware Ivy Government Securities Fund Class R6	—	—	863,671	—
Delaware Ivy International Core Equity Fund Class R6	115,408,148	5,428,417	2,589,596	—
Delaware Ivy International Small Cap Fund Class R6	—	—	—	—
Delaware Ivy Large Cap Growth Fund Class R6	59,017,811	1,543,757	—	1,812,977
Delaware Ivy Mid Cap Growth Fund Class R6	4,913,876	158,155	—	—
Delaware Ivy Systematic Emerging Markets Equity Fund Class R6	10,395,216	502,670	553,320	—
Delaware Ivy Total Return Bond Fund Class R6	—	—	—	—
Delaware Limited-Term Diversified Income Fund Class R6	10,207,002	1,310,270	429,793	—
Delaware Opportunity Fund Class R6	4,911,715	139,935	70,133	66,096
Delaware Small Cap Core Fund Class R6	15,238,365	542,098	125,807	524,455
Delaware Value Fund Class R6	54,679,066	3,179,015	1,063,575	5,643,585
	$508,281,268		$12,750,104	$12,410,657
Total	$508,342,729		$12,828,712	$12,410,657
*	Security was not held by the Fund at the end of the year.
**	Amount shown reflected the restructure of security.
3. Investments
For the year ended June 30, 2024, the Fund made purchases and sales of investment securities other than short-term investments and US government securities as follows:
Purchases	$251,408,768
Sales	372,722,396
The tax cost of investments  includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At June 30, 2024, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$542,749,310
Aggregate unrealized appreciation of investments	$70,874,648
Aggregate unrealized depreciation of investments	(102,592,720)
Net unrealized depreciation of investments	$(31,718,072)

Notes to consolidated financial statements
Delaware Ivy Wilshire Global Allocation Fund
3. Investments (continued)
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2024:
	Level 1	Level 3	Total
Securities
Assets:
Affiliated Mutual Funds	$508,281,268	$—	$508,281,268
Common Stocks	—	61,461[1]	61,461
Short-Term Investments	2,652,557	—	2,652,557
Total Value of Securities	$510,933,825	$61,461	$510,995,286

[1]The security that has been valued at zero on the “Consolidated schedule of investments” is considered to be a Level 3 investment in this table.
During the year ended June 30, 2024, there were no transfers into or out of Level 3 investments. The Fund's policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund's net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Fund’s net assets at the end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended June 30, 2024 and 2023 were as follows:
	Year ended
	6/30/24	6/30/23
Ordinary income	$9,894,204	$13,410,932
Long-term capital gains	24,568,288	50,670,810
Total	$34,462,492	$64,081,742

Notes to consolidated financial statements
Delaware Ivy Wilshire Global Allocation Fund
5. Components of Net Assets on a Tax Basis
As of June 30, 2024, the components of net assets on a tax basis were as follows:
Shares of beneficial interest	$546,277,420
Undistributed ordinary income	1,134,269
Capital loss carryforwards	(5,152,866)
Deferred directors fees	(187,434)
Unrealized depreciation of investments	(31,614,182)
Net assets	$510,457,207
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, partnership interests and investments held within the wholly-owned subsidiary.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications were due to tax treatment of partnerships. Results of operations and net assets were not affected by these reclassifications. For the year ended June 30, 2024, the adjustments were to increase total distributable earnings (loss) and decrease paid-in-capital by $393.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At June 30, 2024, the Fund has capital loss carryforwards available to offset future realized capital gains as follows:
Loss carryforward character
Short-term	Long-term	Total
$ —	$5,152,866	$ 5,152,866
6. Capital Shares
Transactions in capital shares were as follows:
	Year ended
	6/30/24	6/30/23
Shares sold:
Class A	1,189,224	1,961,600
Class C	31,734	76,924
Class I	1,844,175	3,911,818
Class R6	—	1,277

	Year ended
	6/30/24	6/30/23

Shares issued upon reinvestment of dividends and distributions:
Class A	3,523,698	6,583,803
Class C	24,337	51,046
Class I	966,609	2,295,322
Class R6	492	891
	7,580,269	14,882,681

Shares redeemed:
Class A	(13,258,212)	(18,450,936)
Class C	(146,302)	(241,579)
Class I	(8,362,733)	(14,220,658)
Class R6	(3,196)	(1)
	(21,770,443)	(32,913,174)
Net decrease	(14,190,174)	(18,030,493)
Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included in shares sold and shares redeemed in the table above and on the previous page and on the “Consolidated statements of changes in net assets.” For the years ended June 30, 2024 and 2023, the Fund had the following exchange transactions:
	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Class I Shares	Class A Shares	Class I Shares	Class R6 Shares	Value
Year ended
6/30/24	5,537	326	—	302	5,444	—	$44,966
Year ended
6/30/23	662,124	3,770	23,888	26,649	652,676	1,129	5,249,020
7. Line of Credit
The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.
On October 30, 2023, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit to be used as described above. It

Notes to consolidated financial statements
Delaware Ivy Wilshire Global Allocation Fund
7. Line of Credit (continued)
operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.
The Fund had no amounts outstanding as of June 30, 2024, or at any time during the year then ended.
8. Interfund Lending Program
Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 9) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Fund made no Interfund Loans under the Interfund Lending Program during the year ended June 30, 2024.
9. Securities Lending
The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund's cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
During the year ended June 30, 2024, the Fund had no securities out on loan.
10. Credit and Market Risks
The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.
The performance of the Fund will depend on the success of the allocations among the chosen Underlying Funds, and in general, the Fund is subject to the same risks as those of its Underlying Funds.

Notes to consolidated financial statements
Delaware Ivy Wilshire Global Allocation Fund
10. Credit and Market Risks (continued)
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Restricted securities have been identified on the “Consolidated schedule of investments.”
11. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
12. Subsequent Events
On August 14-15, 2024, the Board approved the following changes to occur on or about October 31, 2024:
• Portfolio management changes: Stefan Löwenthal, Jürgen Wurzer, and Aaron D. Young will be added as portfolio managers of the Fund and Macquarie Investment Management Austria Kapitalanlage AG will be the sole sub-advisor of the Fund.
• Name change: The Fund's name will change to Macquarie Global Allocation Fund.
• Benchmark changes: The Fund's primary (regulatory) benchmark will change from MSCI ACWI Index and Bloomberg US Aggregate Index to MSCI ACWI Index and Bloomberg Global Aggregate Index (USD Hedged). The Fund's blended benchmark will change from 65% MSCI ACWI Index + 35% Bloomberg Multiverse Index (USD Hedged)  to 65% MSCI ACWI Index + 35% Bloomberg Global Aggregate Index (USD Hedged).
Effective on or about November 15, 2024, Class I will be renamed Institutional Class.
Management has determined that no other material events or transactions occurred subsequent to June 30, 2024, that would require recognition or disclosure in the Fund’s consolidated financial statements.

Report of independent registered public accounting firm
To the Board of Trustees of Ivy Funds and Shareholders of Delaware Ivy Wilshire Global Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Delaware Ivy Wilshire Global Allocation Fund (one of the funds constituting Ivy Funds) and its subsidiary (hereafter collectively referred to as the “Fund”) as of June 30, 2024, the related consolidated statement of operations for the year ended June 30, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended June 30, 2024, including the related notes, and the consolidated financial highlights for each of the four years in the period ended June 30, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2024 and the financial highlights for each of the four years in the period ended June 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
The consolidated financial statements of the Fund as of and for the year ended June 30, 2020 and the consolidated financial highlights for the year ended June 30, 2020 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated August 14, 2020 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2024 by correspondence with the custodian, transfer agents and portfolio company investees. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
August 15, 2024
We have served as the auditor of one or more Macquarie investment companies since 2010.

Other Fund information (Unaudited)
Delaware Ivy Wilshire Global Allocation Fund
Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund.
Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the year ended June 30, 2024, the Fund reports distributions paid during the year as follows:
(A) Long-Term Capital Gains Distributions (Tax Basis)	71.29%
(B) Ordinary Income Distributions (Tax Basis)*	28.71%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	12.56%

(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on the Fund's ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended June 30, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 28.07%. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV, as applicable.
Form N-PORT and proxy voting information
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.
Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Privacy Notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
• Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, your financial account information, and your financial history.
• Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators; broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.

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        This page is not part of the Financial statements and other information.

Privacy Notice
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes
of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
This privacy practices notice is being provided on behalf of the following:
Macquarie Management Holdings, Inc. and each of its affiliates, such as direct or indirect subsidiaries, and any fund or product sponsored by or otherwise affiliated with Macquarie
Central Park Group (CPG) Funds
Delaware Funds by Macquarie®
Macquarie ETF Trust
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management Global Limited
Optimum Fund Trust
Revised May 2024

        This page is not part of the Financial statements and other information.

Delaware Funds by Macquarie®
Equity funds
US equity funds
• Delaware Growth and Income Fund
• Delaware Ivy Core Equity Fund
• Delaware Ivy Large Cap Growth Fund
• Delaware Ivy Mid Cap Growth Fund
• Delaware Ivy Mid Cap Income Opportunities Fund
• Delaware Ivy Small Cap Growth Fund
• Delaware Ivy Smid Cap Core Fund
• Delaware Opportunity Fund
• Delaware Small Cap Core Fund*
• Delaware Small Cap Value Fund
• Delaware Value® Fund
Global / international equity funds
• Delaware Emerging Markets Fund
• Delaware Ivy Global Growth Fund
• Delaware Ivy International Core Equity Fund
• Delaware Ivy Systematic Emerging Markets Equity Fund
Alternative / specialty funds
• Delaware Climate Solutions Fund
• Delaware Healthcare Fund
• Delaware Ivy Natural Resources Fund
• Delaware Ivy Science and Technology Fund
• Delaware Real Estate Securities Fund
Multi-asset funds
• Delaware Global Listed Real Assets Fund
• Delaware Ivy Asset Strategy Fund
• Delaware Ivy Balanced Fund
• Delaware Ivy Multi-Asset Income Fund
• Delaware Ivy Wilshire Global Allocation Fund
• Delaware Wealth Builder Fund

*Closed to certain new investors.
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus. A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Investing involves risk, including the possible loss of principal.

        This page is not part of the Financial statements and other information.

Fixed income funds
Taxable fixed income funds
• Delaware Corporate Bond Fund
• Delaware Diversified Income Fund
• Delaware Emerging Markets Debt Corporate Fund
• Delaware Extended Duration Bond Fund
• Delaware Floating Rate Fund
• Delaware Investments Ultrashort Fund
• Delaware Ivy Global Bond Fund
• Delaware Ivy High Income Fund
• Delaware Limited-Term Diversified Income Fund
• Delaware Strategic Income Fund

Municipal fixed income funds
• Delaware Minnesota High-Yield Municipal Bond Fund
• Delaware National High-Yield Municipal Bond Fund
• Delaware Tax-Free Arizona Fund
• Delaware Tax-Free California Fund
• Delaware Tax-Free Colorado Fund
• Delaware Tax-Free Idaho Fund
• Delaware Tax-Free Minnesota Fund
• Delaware Tax-Free New York Fund
• Delaware Tax-Free Oregon Fund
• Delaware Tax-Free Pennsylvania Fund
• Delaware Tax-Free USA Fund
• Delaware Tax-Free USA Intermediate Fund
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

        This page is not part of the Financial statements and other information.

Caring for your portfolio
Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.
If you decide to make some changes, check
out the convenient options provided by Macquarie Asset Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.
Most importantly, you may generally
exchange all or part of your shares in one Delaware Funds by Macquarie® mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).
Choose the investment method suitable for you
After you’ve evaluated your overall investments, you have choices about how to implement any changes:
1. Move assets all at once at any time.
2. Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware Fund for those in another Delaware Fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.
3. Use our automatic investment plan for future investments in different vehicles. To allocate your future investments differently, the Delaware Funds by Macquarie automatic investment plan allows you to make regular monthly or quarterly investments directly from your checking account.
Important notes about exchanging or redeeming shares
For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at delawarefunds.com/literature.
If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.
You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.
We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
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        This page is not part of the Financial statements and other information.

Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
Delaware Funds by Macquarie
P.O. Box 534437
Pittsburgh, PA 15253-4437
Overnight courier service
Delaware Funds by Macquarie
Attention: 534437
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Macquarie Asset Management • 610 Market Street • Philadelphia, PA 19106-2354
Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.
The Fund is advised by Delaware Management Company, a series of MIMBT, a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
The Fund is governed by US laws and regulations.
(3746562)
AR-IWGAX-0824

        This page is not part of the Financial statements and other information.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The information is included as part of the material filed under Item 7 of this form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit [99.CERT].

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Ivy Funds

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 29, 2024

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	August 29, 2024